THIRD QUARTER 2010

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.  Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company / Other Corporate Data	5
• Board of Directors / Executive Officers	6
• Equity Research Coverage /Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary / Dividends	9
• Leasing	9 – 11
• Information About FFO	11
• Key Financial Data	12
• Same-Store Results and Analysis	13
• Unconsolidated Joint Ventures Summary	14 – 17
• Select Financial Ratios	18
• Debt Analysis:
• Debt Breakdown / Future Repayments	19
• Debt Maturities	20
• Debt Detail	21

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	23
• Consolidated Balance Sheets	24
• Consolidated Statement of Changes in Equity	25
• Statements of Funds from Operations	26
• Statements of Funds from Operations Per Diluted Share	27
• Reconciliation of Basic-to-Diluted Shares/Units	28

IV. VALUE CREATION PIPELINE
• Operating Property Acquisitions	30
• Properties Commencing Initial Operations / Rental Property Sales/Dispositions	31
• Summary of Construction Projects	32
• Summary of Land Parcels	33

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	35 – 40
• Market Diversification (MSA’s)	41
• Industry Diversification (Top 30 Tenant Industries)	42
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	43
(b) Square Footage	44
(c) Base Rental Revenue	45
(d) Percentage Leased	46
• Consolidated Property Listing (by Property Type)	47 – 56
• Significant Tenants (Top 50 Tenants)	57 – 58
• Schedules of Lease Expirations (by Property Type)	59 – 63

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act.  Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved.  Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•
Risks and uncertainties affecting the general economic climate and conditions, including the impact of the general economic recession as it impacts the national and local economies, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants;

•
the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by the Company’s properties or on an unsecured basis;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for office, office/flex and industrial/warehouse properties;

•	changes in interest rate levels and volatility in the securities markets;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•
the availability of financing on attractive terms or at all, which may adversely impact the Company’s ability to pursue acquisition and development opportunities and refinancing existing debt and the Company’s future interest expense;

•	changes in governmental regulation, tax rates and similar matters; and

•
other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference.  The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

I.  COMPANY BACKGROUND

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

I.  COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $5.2 billion at September 30, 2010.  Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994.  Mack-Cali owns or has interests in 287 properties, primarily class A office and office/flex buildings, totaling approximately 32.9 million square feet, serving as home to approximately 2,100 tenants.  The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 12.5 million square feet of additional commercial space.

History

Established over 50 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI.  Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of September 30, 2010)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	287
Total Square Feet	32.9 million square feet
Geographic Diversity	Five states and the District of Columbia
New Jersey Presence	23.5 million square feet
Northeast Presence	32.9 million square feet
Common Shares and
Units Outstanding	92.5 million
Dividend-- Quarter/Annualized	$0.45/$1.80
Dividend Yield	5.5%
Total Market Capitalization	$5.2 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Board of Directors

William L. Mack, Chairman of the Board
Alan S. Bernikow	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Kenneth M. Duberstein	Vincent Tese
Nathan Gantcher	Robert F. Weinberg
Mitchell E. Hersh	Roy J. Zuckerberg
David S. Mack

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Michael A. Grossman, Executive Vice President

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Equity Research Coverage

Bank of America Merrill Lynch James C. Feldman (646) 855-5808	Green Street Advisors Michael Knott (949) 640-8780
Barclays Capital Ross Smotrich (212) 526-2306	ISI Group Steve Sakwa (212) 446-9462
Citigroup Michael Bilerman (212) 816-1383	Keefe, Bruyette & Woods, Inc. Sheila K. McGrath (212) 887-7793
Cowen and Company James Sullivan (646) 562-1380	KeyBanc Capital Markets Jordan Sadler (917) 368-2280
Deutsche Bank North America John N. Perry (212) 250-4912	Stifel, Nicolaus & Company, Inc. John W. Guinee, III (443) 224-1307
Goldman Sachs & Co. Sloan Bohlen (212) 902-2796	UBS Investment Research Ross T. Nussbaum (212) 713-2484

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Phone: (732) 590-1000	Web: www.mack-cali.com
Fax: (732) 205-8237	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

II.  FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Funds from operations (FFO) available to common shareholders for the quarter ended September 30, 2010 amounted to $64.3 million, or $0.69 per share.  For the nine months ended September 30, 2010, FFO available to common shareholders equaled $197.1 million, or $2.12 per share.

Net income available to common shareholders for the third quarter 2010 equaled $13.0 million, or $0.16 per share.  For the nine months ended September 30, 2010, net income available to common shareholders amounted to $46.3 million, or $0.58 per share.

Total revenues for the third quarter 2010 were $198.0 million.  For the nine months ended September 30, 2010, total revenues amounted to $595.3 million.

All per share amounts presented above are on a diluted basis.

The Company had 79,528,151 shares of common stock, 10,000 shares of 8 percent Series C cumulative redeemable perpetual preferred stock ($25,000 liquidation value per share), and 13,007,668 common operating partnership units outstanding as of September 30, 2010. The Company had a total of 92,535,819 common shares/common units outstanding at September 30, 2010.

As of September 30, 2010, the Company had total indebtedness of approximately $2.2 billion, with a weighted average annual interest rate of 6.81 percent.

The Company had a debt-to-undepreciated assets ratio of 38.0 percent at September 30, 2010. The Company had an interest coverage ratio of 2.7 times for the quarter ended September 30, 2010.

Dividends

In September, the Company’s Board of Directors declared a cash dividend of $0.45 per common share (indicating an annual rate of $1.80 per common share) for the third quarter 2010, which was paid on October 8, 2010 to shareholders of record as of October 5, 2010.

The Board also declared a cash dividend on the Company’s 8 percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share, each representing 1/100th of a share of preferred stock) equal to $0.50 per depositary share for the period July 15, 2010 through October 14, 2010.  The dividend was paid on October 15, 2010 to shareholders of record as of October 5, 2010.

Leasing

Mack-Cali’s consolidated in-service portfolio was 89.0 percent leased at September 30, 2010, as compared to 88.9 percent leased at June 30, 2010.

For the quarter ended September 30, 2010, the Company executed 147 leases at its consolidated in-service portfolio totaling 1,107,567 square feet, consisting of 896,349 square feet of office space and 211,218 square feet of office/flex space.  Of these totals, 319,659 square feet were for new leases and 787,908 square feet were for lease renewals and other tenant retention transactions.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Highlights of the quarter’s leasing transactions include:

NORTHERN NEW JERSEY:

-
TD Ameritrade Services Company Inc., an online brokerage firm, signed transactions totaling 188,776 square feet consisting of a five-year and four-month renewal for 184,222 square feet and a nine-year and seven-month expansion for 4,554 square feet at Harborside Financial Center Plaza 4A in Jersey City.  Plaza 4A is a 207,670 square-foot office building which is 100 percent leased.

-	The Bank of Tokyo-Mitsubishi UFJ, Ltd., a subsidiary of Mitsubishi UFJ Financial Group, signed a nine-year expansion for 24,607 square feet at Harborside Financial Center Plaza 3 in Jersey City.

-
Also at Harborside Financial Center Plaza 3, Frenkel & Company Inc., international insurance brokers, signed a new 11-year lease for 23,516 square feet.  The 725,600 square-foot office building is 95.5 percent leased.

-
FTI SMG LLC, a global consulting firm, signed transactions totaling 25,398 square feet consisting of a five-year renewal for 22,071 square feet and a four-year and nine-month expansion for 3,327 square feet at 101 Eisenhower Parkway in Roseland.  The 237,000 square-foot office building, located in Eisenhower/280 Corporate Center, is 91.4 percent leased.

-
Regulus Group LLC, payment processing and service provider, signed a two-year renewal for 21,500 square feet at 365 West Passaic Street in Rochelle Park.  The 212,578 square-foot office building is 100 percent leased.

-	Atlas Copco North America LLC, a manufacturer of mining equipment and compressors, signed a new eight-year and two-month lease for 17,620 square feet at 7 Campus Drive in Parsippany.

-
Also at 7 Campus Drive, Ohaus Corporation, a designer, developer and marketer of scales and balances, signed a new five-year and six-month lease for 16,383 square feet.  The 154,395 square-foot office building, located in the Mack-Cali Business Campus, is 77.4 percent leased.

WESTCHESTER COUNTY, NEW YORK:

-
Optical Distributor Group LLC, a contact lens distributor, signed transactions totaling 63,017 square feet consisting of a 10-year renewal for 40,615 square feet and a 13-year expansion for 22,402 square feet at 4 Skyline Drive in Hawthorne.  The 80,600 square-foot office/flex building, located in Mid-Westchester Executive Park, is 100 percent leased.

-
Nextel of New York Inc., a wireless communication supplier, signed a one-year renewal for 30,292 square feet at 565 Taxter Road in Elmsford.  The 170,554 square-foot office building, located in Taxter Corporate Park, is 92.9 percent leased.

-
E & B Giftware LLC, a designer and marketer of niche accessories for the fitness, gift and travel markets, signed a three-year renewal for 28,430 square feet at 4 Executive Plaza in Yonkers.  The 80,000 square-foot office/flex building, located in South Westchester Executive Park, is 100 percent leased.

MANHATTAN, NEW YORK:

-
International AIDS Vaccine Initiative Inc., a global not-for-profit agency, signed a new 15-year and two-month lease for 37,404 square feet at 125 Broad Street.  Mack-Cali’s ownership interests of 524,476 square-feet in the building are 51.5 percent leased.

CONNECTICUT:

-
Flag Capital Management LLC, venture capital managers, signed a five-year and five-month renewal for 18,485 square feet at 1266 East Main Street in Stamford.  The 179,260 square foot office building is 88.8 percent leased.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

SUBURBAN PHILADELPHIA:

-
Turner Investment Partners Inc., an investment management firm, signed a five-year and three-month renewal for 39,644 square feet at 1205 Westlakes Drive in Berwyn.  The 130,265 square-foot office building, located in Westlakes Office Park, is 87.6 percent leased.

-
Also in Westlakes Office Park, PNC Bank National Association signed a five-year and five-month renewal for 23,337 square feet at 1000 Westlakes Drive.  The 60,696 square-foot office building is 92.2 percent leased.

WASHINGTON, DC/MARYLAND:

-
RFE/RL, Inc., also known as Radio Free Europe/Radio Liberty, signed a 12-year renewal for 26,856 square feet at 1201 Connecticut Avenue, NW in Washington, DC.  The 169,549 square-foot office building is 100 percent leased.

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before minority interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items and sales of depreciable rental property (which the Company believes includes unrealized losses on properties held for sale), plus real estate-related depreciation and amortization.  The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT.  The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.  FFO per share should not be considered as an alternative to net income per share as an indication of the Company’s performance or to cash flows as a measure of liquidity.  FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition.  However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables on page 27.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Key Financial Data

As of or for the three months ended
	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09
Shares and Units:
Common Shares Outstanding	79,528,151	79,398,646	79,184,996	78,969,752	78,554,827
Common Units Outstanding	13,007,668	13,099,906	13,305,106	13,495,036	13,821,755
Combined Shares and Units	92,535,819	92,498,552	92,490,102	92,464,788	92,376,582
Preferred Shares Outstanding	10,000	10,000	10,000	10,000	10,000
Weighted Average- Basic (a)	92,376,730	92,357,447	92,338,550	92,165,843	92,133,114
Weighted Average- Diluted (b)	92,464,312	92,489,035	92,449,992	92,303,037	92,245,107
Common Share Price ($’s):
At the end of the period	32.71	29.73	35.25	34.57	32.33
High during period	33.81	38.74	36.31	36.23	37.63
Low during period	27.78	29.22	30.33	29.31	21.13

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (c)	3,054,727	2,778,030	3,288,410	3,224,537	3,014,578
Total Debt	2,166,160	2,166,818	2,336,930	2,337,437	2,337,875
Total Market Capitalization	5,220,887	4,944,848	5,625,340	5,561,974	5,352,453
Total Debt/ Total Market Capitalization	41.49%	43.82%	41.54%	42.03%	43.68%

Financials:
($’s in thousands, except ratios and per share amounts)
Total Assets	4,459,172	4,517,670	4,684,305	4,721,637	4,757,236
Gross Book Value of Real Estate Assets	5,194,965	5,178,246	5,176,004	5,186,208	5,184,411
Total Liabilities	2,383,262	2,416,868	2,564,599	2,578,447	2,576,391
Total Equity	2,075,910	2,100,802	2,119,706	2,143,190	2,180,845
Total Revenues	197,956	202,785	194,583	193,668	192,147
Capitalized Interest	552	432	343	297	259
Scheduled Principal Payments	657	612	507	438	421
Interest Coverage Ratio	2.74	2.77	2.69	2.42	3.08
Fixed Charge Coverage Ratio	2.61	2.65	2.59	2.34	2.97
Net Income	15,581	22,249	17,377	1,717	22,789
Net Income Available to Common Shareholders	13,039	18,725	14,509	1,006	19,087
Earnings per Share—diluted	0.16	0.24	0.18	0.01	0.24
FFO per Share—diluted (d)	0.69	0.71	0.72	0.60	0.81
Dividends Declared per Share	0.45	0.45	0.45	0.45	0.45
FFO Payout Ratio—diluted (d)	64.76%	63.00%	62.52%	75.16%	55.34%

Portfolio Size:
Properties	287	287	288	289	288
Total Square Footage	32,912,369	32,912,369	33,062,419	33,183,723	33,083,723
Sq. Ft. Leased at End of Period (e) (f)	89.0%	88.9%	88.8%	90.1%	90.0%

(a)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(b)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(c)	Includes any outstanding preferred units presented on a converted basis into common units and noncontrolling interests in consolidated joint ventures.
(d)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(e)	Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future and leases that expire at the period end date.
(f)	Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended September 30,			%
	2010	2009	Change	Change

Total Property Revenues	$178,356	$181,505	$(3,149)	(1.7)

Real Estate Taxes	24,730	23,018	1,712	7.4
Utilities	20,831	17,951	2,880	16.0
Operating Services	26,491	25,968	523	2.0
Total Property Expenses:	72,052	66,937	5,115	7.6

GAAP Net Operating Income	106,304	114,568	(8,264)	(7.2)

Less: straight-lining of rents adj.	2,013	1,800	213	11.8

Net Operating Income	$104,291	$112,768	$(8,477)	(7.5)

Percentage Leased at Period End	89.0%	90.0%

Total Properties:	267

Total Square Footage:	30,796,403

	For the nine months ended September 30,			%
	2010	2009	Change	Change

Total Property Revenues	$506,824	$521,504	$(14,680)	(2.8)

Real Estate Taxes	68,878	67,760	1,118	1.6
Utilities	55,114	53,148	1,966	3.7
Operating Services	77,337	75,714	1,623	2.1
Total Property Expenses:	201,329	196,622	4,707	2.4

GAAP Net Operating Income	305,495	324,882	(19,387)	(6.0)

Less: straight-lining of rents adj.	3,849	1,206	2,643	219.2

Net Operating Income	$301,646	$323,676	$(22,030)	(6.8)

Percentage Leased at Period End	88.8%	89.7%

Total Properties:	254

Total Square Footage:	29,095,311

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company’s Effective Ownership %
Office Properties:
Red Bank Corporate Plaza	Red Bank Corporate Plaza	1	Red Bank, NJ	100.0%	92,878	50.0%
Gramercy Portfolio	Bellemead Portfolio	6	New Jersey	66.1%	664,884	n/a
Gale Kimball L.L.C.	100 Kimball Drive	1	Parsippany, NJ	100.0%	175,000	8.33%
12 Vreeland Realty L.L.C.	12 Vreeland Road	1	Florham Park, NJ	100.0%	139,750	50.0%
Gale Jefferson L.L.C.	One Jefferson Road	1	Parsippany, NJ	100.0%	100,010	8.33%

Mixed-Use:
GE/Gale Funding L.L.C.	Princeton Forrestal Village	n/a	Princeton, NJ	92.5%	527,015	10.0%

Hotel:
Harborside South Pier	Hyatt Regency Jersey City on the Hudson	1	Jersey City, NJ	n/a	350 rooms	50.0%

Land:
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	n/a	Jersey City, NJ	n/a	n/a	50.0%
Boston-Downtown Crossing	Downtown Crossing	1	Boston, MA	n/a	1,481,000	15.0%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of September 30, 2010 and December 31, 2009 (dollars in thousands):

	September 30, 2010
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza	Gramercy Agreement	Princeton Forrestal Village	Gale Kimball	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Combined Total
Assets:
Rental property, net	$9,100	$65,595	$23,782	$66,869	$36,708	--	$14,375	--	--	$216,429
Other assets	836	9,712	5,985	9,700	20,954	$1,879	889	$46,216	$2,353	98,524
Total assets	$9,936	$75,307	$29,767	$76,569	$57,662	$1,879	$15,264	$46,216	$2,353	$314,953
Liabilities and Partners’/ members’ capital (deficit):
Mortgages, loans payable and other obligations	--	$72,426	$20,509	$77,758	$49,866	--	$3,841	--	--	$224,400
Other liabilities	$533	4,106	30	2,218	2,458	--	--	--	--	9,345
Partners’/members’ capital (deficit)	9,403	(1,225)	9,228	(3,407)	5,338	$1,879	11,423	$46,216	$2,353	81,208
Total liabilities and partners’/ members’ capital (deficit)	$9,936	$75,307	$29,767	$76,569	$57,662	$1,879	$15,264	$46,216	$2,353	$314,953
Company’s investment in unconsolidated joint ventures, net	$4,624	$593	$4,452	--	$1,320	$1,221	$9,743	$13,085	$962	$36,000

	December 31, 2009
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza	Gramercy Agreement	Princeton Forrestal Village	Gale Kimball	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Combined Total
Assets:
Rental property, net	$9,560	$61,836	$24,884	$73,037	$38,739	--	$15,265	--	--	$223,321
Other assets	997	15,255	4,623	8,631	21,937	$1,998	1,068	$45,884	$1,780	102,173
Total assets	$10,557	$77,091	$29,507	$81,668	$60,676	$1,998	$16,333	$45,884	$1,780	$325,494
Liabilities and Partners’/ members’ capital (deficit):
Mortgages, loans payable and other obligations	--	$73,553	$20,764	$90,288	$51,187	--	$5,007	--	--	$240,799
Other liabilities	$532	4,374	162	2,589	3,830	--	--	--	--	11,487
Partners’/members’ capital (deficit)	10,025	(836)	8,581	(11,209)	5,659	$1,998	11,326	$45,884	$1,780	73,208
Total liabilities and partners’/ members’ capital (deficit)	$10,557	$77,091	$29,507	$81,668	$60,676	$1,998	$16,333	$45,884	$1,780	$325,494
Company’s investment in unconsolidated joint ventures, net	$4,935	$860	$4,104	--	$1,211	$1,259	$9,599	$12,948	$764	$35,680

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended September 30, 2010 and 2009 (dollars in thousands):

	Three Months Ended September 30, 2010
	Plaza		Red Bank		Princeton			Boston-
	VIII & IX	Harborside	Corporate	Gramercy	Forrestal	Gale	12	Downtown	Gale	Route 93	Combined
	Associates	South Pier	Plaza	Agreement	Village	Kimball	Vreeland	Crossing	Jefferson	Portfolio	Total
Total revenues	$221	$9,916	$827	$2,692	$3,149	$66	$603	--	--	--	$17,474
Operating and other	(58)	(6,751)	(263)	(1,464)	(1,954)	--	(57)	$(381)	$16	--	(10,912)
Depreciation and amortization	(154)	(1,307)	(225)	(1,106)	(790)	--	(316)	--	--	--	(3,898)
Interest expense	--	(1,134)	(83)	(606)	(422)	--	(72)	--	--	--	(2,317)

Net income	$9	$724	$256	$(484)	$(17)	$66	$158	$(381)	$16	--	$347
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	$5	$361	$128	--	$(11)	$22	$79	$(114)	$5	--	$475

	Three Months Ended September 30, 2009
	Plaza		Red Bank		Princeton			Boston-
	VIII & IX	Harborside	Corporate		Forrestal	Gale	12	Downtown	Gale	Route 93	Combined
	Associates	South Pier	Plaza	M-G-G	Village	Kimball	Vreeland	Crossing	Jefferson	Portfolio	Total
Total revenues	$232	$9,334	$808	$3,213	$2,856	$3	$594	--	--	$466	$17,506
Operating and other	(52)	(6,112)	(230)	(1,924)	(1,976)	--	(12)	$(706)	--	(516)	(11,528)
Depreciation and amortization	(153)	(1,045)	(153)	(1,211)	(842)	--	(128)	--	--	(297)	(3,829)
Interest expense	--	(1,154)	(85)	(781)	(436)	--	(106)	--	--	(38)	(2,600)

Net income	$27	$1,023	$340	$(703)	$(398)	$3	$348	$(706)	--	$(385)	$(451)
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	$13	$511	$170	--	$(87)	$66	$174	$(212)	--	--	$635

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the nine months ended September 30, 2010 and 2009 (dollars in thousands):

	Nine Months Ended September 30, 2010
	Plaza		Red Bank		Princeton			Boston-
	VIII & IX	Harborside	Corporate	Gramercy	Forrestal	Gale	12	Downtown	Gale	Route 93	Combined
	Associates	South Pier	Plaza	Agreement	Village	Kimball	Vreeland	Crossing	Jefferson	Portfolio	Total
Total revenues	$673	$24,300	$3,407	$17,200	$9,577	$188	$1,593	--	--	--	$56,938
Operating and other	(154)	(17,627)	(694)	(4,453)	(5,515)	--	(147)	$(890)	$(136)	--	(29,616)
Depreciation and amortization	(460)	(3,742)	(676)	(3,058)	(2,509)	--	(947)	--	--	--	(11,392)
Interest expense	--	(3,320)	(252)	(1,887)	(1,274)	--	(211)	--	--	--	(6,944)

Net income	$59	$(389)	$1,785	$7,802	$279	$188	$288	$(890)	$(136)	--	$8,986
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	$30	$(267)	$511	--	$36	$64	$144	$(267)	$(38)	--	$213

	Nine Months Ended September 30, 2009
	Plaza		Red Bank		Princeton			Boston-
	VIII & IX	Harborside	Corporate		Forrestal	Gale	12	Downtown	Gale	Route 93	Combined
	Associates	South Pier	Plaza	M-G-G	Village	Kimball	Vreeland	Crossing	Jefferson	Portfolio	Total
Total revenues	$619	$25,002	$2,421	$22,851	$9,262	$38	$1,786	--	--	$2,153	$64,132
Operating and other	(146)	(16,921)	(688)	(10,052)	(5,149)	--	(47)	$(9,564)	--	(2,487)	(45,054)
Depreciation and amortization	(459)	(3,130)	(450)	(8,466)	(3,074)	--	(383)	--	--	(1,206)	(17,168)
Interest expense	--	(3,459)	(257)	(6,057)	(1,361)	--	(340)	--	--	(649)	(12,123)

Net income	$14	$1,492	$1,026	$(1,724)	$(322)	$38	$1,016	$(9,564)	--	$(2,189)	$(10,213)
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	$7	$2,008	$513	$(916)	$(159)	$107	$508	$(4,115)	--	$(4,354)	$(6,401)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Select Financial Ratios

Ratios Computed For Industry	September 30,
Comparisons:	2010	2009
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	48.58%	49.14%

Total Debt/ Total Market Capitalization (Market value) (%)	41.49%	43.68%

Total Debt/ Total Undepreciated Assets (%)	37.96%	39.83%

Secured Debt/ Total Undepreciated Assets (%)	12.84%	12.87%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	2.74	3.08	2.74	3.15

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	2.69	3.05	2.69	2.93

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	2.61	2.97	2.62	2.86

FFO Payout (Dividends Declared/Funds from Operations) (%)	64.76%	55.34%	63.34%	53.56%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Debt Analysis
(as of September 30, 2010)

Debt Breakdown
(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate	Weighted Average Maturity in Years
Fixed Rate Unsecured Notes	$1,433,191	66.16%	6.49%	3.75
Fixed Rate Secured Debt	732,969	33.84%	7.44%	6.80
Totals/Weighted Average:	$2,166,160	100.00%	6.81%	4.78

Future Repayments
(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
October 1 – December 31, 2010	$ 2,122	$15,000	$17,122	7.91%
2011	9,217	300,000	309,217	7.92%
2012	10,687	210,148	220,835	6.21%
2013	11,319	145,223	156,542	5.39%
2014	10,473	335,257	345,730	6.82%
Thereafter	44,766	1,102,532	1,147,298	6.91%
Sub-total	88,584	2,108,160	2,196,744
Adjustment for unamortized debt discount/premium, net, as of September 30, 2010	(30,584)	--	(30,584)
Totals/Weighted Average:	$ 58,000	$2,108,160	$2,166,160	6.81%

(a)	No variable rate borrowings were outstanding as of September 30, 2010.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Debt Maturities
(dollars in thousands)

	October 1 – December 31, 2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020 and Beyond	TOTALS
Secured Debt:
Prudential Portfolio								$141,151				$141,151
2200 Renaissance Boulevard			$15,234									15,234
Soundview Plaza				$14,889								14,889
9200 Edmonston Road				4,229								4,229
6305 Ivy Lane					$5,726							5,726
6301 Ivy Lane					5,320							5,320
35 Waterview					18,185							18,185
6 Becker, 85 Livingston, 75 Livingston, & 20 Waterview					65,035							65,035
4 Sylvan Way					14,575							14,575
10 Independence					16,924							16,924
395 West Passaic					9,492							9,492
4 Becker							$40,322					40,322
5 Becker							14,535					14,535
210 Clay							14,267					14,267
51 Imclone							3,847					3,847
23 Main Street									$26,566			26,566
Harborside Plaza 5									204,970			204,970
100 Walnut Avenue										$17,280		17,280
One River Center										39,586		39,586
581 Main Street											$ 8	8
Total Secured Debt:	--	--	$15,234	$19,118	$135,257	--	$72,971	$141,151	$231,536	$56,866	$ 8	$672,141

Unsecured Debt:
Unsecured credit facility			--									--
7.835% unsecured notes due 12/10	$15,000											$15,000
7.750% unsecured notes due 2/11		$300,000										300,000
5.250% unsecured notes due 1/12			$100,000									100,000
6.150% unsecured notes due 12/12			94,914									94,914
5.820% unsecured notes due 3/13				$26,105								26,105
4.600% unsecured notes due 6/13				100,000								100,000
5.125% unsecured notes due 2/14					$200,000							200,000
5.125% unsecured notes due 1/15						$150,000						150,000
5.80% unsecured notes due 1/16							$200,000					200,000
7.75% unsecured notes due 8/19										$250,000		250,000
Total Unsecured Debt:	$15,000	$300,000	$194,914	$126,105	$200,000	$150,000	$200,000	--	--	$250,000	--	$1,436,019

Total Debt:	$15,000	$300,000	$210,148	$145,223	$335,257	$150,000	$272,971	$141,151	$231,536	$306,866	$ 8	$2,108,160

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Debt Detail
(dollars in thousands)

		Effective
Property Name	Lender	Interest Rate	September 30,	December 31,	Date of Maturity
			2010	2009
Senior Unsecured Notes: (a)
5.050%, Senior Unsecured Notes	public debt	5.265%	--	$149,984	--	(b)
7.835%, Senior Unsecured Notes	public debt	7.950%	$ 15,000	15,000	12/15/10
7.750%, Senior Unsecured Notes	public debt	7.930%	299,944	299,814	02/15/11
5.250%, Senior Unsecured Notes	public debt	5.457%	99,744	99,599	01/15/12
6.150%, Senior Unsecured Notes	public debt	6.894%	93,823	93,455	12/15/12
5.820%, Senior Unsecured Notes	public debt	6.448%	25,834	25,751	03/15/13
4.600%, Senior Unsecured Notes	public debt	4.742%	99,923	99,901	06/15/13
5.125%, Senior Unsecured Notes	public debt	5.110%	200,809	200,989	02/15/14
5.125%, Senior Unsecured Notes	public debt	5.297%	149,602	149,533	01/15/15
5.800%, Senior Unsecured Notes	public debt	5.806%	200,408	200,464	01/15/16
7.750%, Senior Unsecured Notes	public debt	8.017%	248,104	247,944	08/15/19
Total Senior Unsecured Notes:			$1,433,191	$1,582,434

Revolving Credit Facilities:
Unsecured Facility (c)	23 Lenders	LIBOR +0.550%	--	--	6/22/12
Total Revolving Credit Facilities:			--	--

Property Mortgages: (d)
105 Challenger Road	Archon Financial CMBS	6.235%	--	$19,408	--	(e)
2200 Renaissance Boulevard	Wachovia CMBS	5.888%	$ 16,285	16,619	12/01/12
Soundview Plaza	Morgan Stanley CMBS	6.015%	16,223	16,614	01/01/13
9200 Edmonston Road	Principal Commercial Funding, L.L.C.	5.534%	4,687	4,804	05/01/13
6305 Ivy Lane	John Hancock Life Ins. Co.	5.525%	6,531	6,693	01/01/14
395 West Passaic	State Farm Life Ins. Co.	6.004%	11,389	11,735	05/01/14
6301 Ivy Lane	John Hancock Life Ins. Co.	5.520%	6,152	6,297	07/01/14
35 Waterview	Wachovia CMBS	6.348%	19,411	19,613	08/11/14
6 Becker, 85 Livingston, 75 Livingston & 20 Waterview	Wachovia CMBS	10.220%	61,013	60,409	08/11/14
4 Sylvan	Wachovia CMBS	10.190%	14,385	14,357	08/11/14
10 Independence	Wachovia CMBS	12.440%	15,536	15,339	08/11/14
4 Becker	Wachovia CMBS	9.550%	36,885	36,281	05/11/16
5 Becker	Wachovia CMBS	12.830%	11,472	11,111	05/11/16
210 Clay	Wachovia CMBS	13.420%	11,381	11,138	05/11/16
51 Imclone	Wachovia CMBS	8.390%	3,894	3,899	05/11/16
Various (f)	Prudential Insurance	6.332%	150,000	150,000	01/15/17	(g)
23 Main Street	JPMorgan CMBS	5.587%	31,667	32,042	09/01/18
Harborside Plaza 5	The Northwestern Mutual Life Insurance Co. & New York Life Insurance Co.	6.842%	235,220	237,248	11/01/18
100 Walnut Avenue	Guardian Life Ins. Co.	7.311%	19,491	19,600	02/01/19
One River Center (h)	Guardian Life Ins. Co.	7.311%	44,650	44,900	02/01/19
581 Main Street (i)	Valley National Bank	6.935%	16,697	16,896	07/01/34
Total Mortgages, Loans Payable and Other Obligations:			$732,969	$755,003
Total Debt:			$2,166,160	$2,337,437

(a)
Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.

(b)	These notes were paid at maturity on April 15, 2010.
(c)	Total borrowing capacity under this facility is $775 million and has a one year extension option.
(d)
Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs and other transaction costs, as applicable.

(e)	On June 1, 2010, the Company transferred the deed for 105 Challenger Road to the lender in satisfaction of its obligations.
(f)	Mortgage is collateralized by seven properties.
(g)	On January 15, 2010, the Company extended the mortgage loan until January 15, 2017 at an effective interest rate of 6.33 percent.
(h)	Mortgage is collateralized by the three properties compromising One River Center.
(i)	The coupon interest rate will be reset at the end of year 10 and year 20 at 225 basis points over the 10-year treasury yield 45 days prior to the reset dates with a minimum rate of 6.875 percent.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

III.  FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
Revenues	2010	2009	2010	2009
Base rents	$150,064	$154,337	$452,449	$455,359
Escalations and recoveries from tenants	26,420	24,717	78,376	77,107
Construction services	16,475	7,761	49,694	16,466
Real estate services	2,014	1,808	5,660	6,450
Other income	2,983	3,524	9,145	9,874
Total revenues	197,956	192,147	595,324	565,256

Expenses
Real estate taxes	24,913	23,450	72,986	70,015
Utilities	20,831	17,951	57,066	54,604
Operating services	27,345	24,588	84,099	78,849
Direct construction costs	15,884	7,337	47,588	15,347
General and administrative	8,992	9,816	26,064	30,524
Depreciation and amortization	47,978	51,377	143,942	148,460
Total expenses	145,943	134,519	431,745	397,799
Operating income	52,013	57,628	163,579	167,457

Other (Expense) Income
Interest expense	(36,941)	(35,744)	(113,347)	(101,445)
Interest and other investment income	34	166	73	549
Equity in earnings (loss) of unconsolidated joint ventures	475	635	213	(6,401)
Gain on reduction of other obligations	--	--	--	1,693
Total other (expense) income	(36,432)	(34,943)	(113,061)	(105,604)
Income from continuing operations	15,581	22,685	50,518	61,853
Discontinued Operations:
Income from discontinued operations	--	104	242	158
Realized gains (losses) and unrealized losses
on disposition of rental property, net	--	--	4,447	--
Total discontinued operations, net	--	104	4,689	158
Net income	15,581	22,789	55,207	62,011
Noncontrolling interest in consolidated joint ventures	108	213	281	980
Noncontrolling interest in Operating Partnership	(2,150)	(3,399)	(7,047)	(9,905)
Noncontrolling interest in discontinued operations	--	(16)	(668)	(24)
Preferred stock dividends	(500)	(500)	(1,500)	(1,500)
Net income available to common shareholders	$13,039	$19,087	$46,273	$51,562

Basic earnings per common share:
Income from continuing operations	$0.16	$0.24	$0.53	$0.71
Discontinued operations	--	--	0.05	--
Net income available to common shareholders	$0.16	$0.24	$0.58	$0.71

Diluted earnings per common share:
Income from continuing operations	$0.16	$0.24	$0.53	$0.71
Discontinued operations	--	--	0.05	--
Net income available to common shareholders	$0.16	$0.24	$0.58	$0.71

Basic weighted average shares outstanding	79,304	78,151	79,161	72,889

Diluted weighted average shares outstanding	92,464	92,245	92,467	87,106

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts) (unaudited)

	September 30,	December 31,
Assets	2010	2009
Rental property
Land and leasehold interests	$770,166	$771,794
Buildings and improvements	3,958,379	3,948,509
Tenant improvements	457,040	456,547
Furniture, fixtures and equipment	9,380	9,358
	5,194,965	5,186,208
Less – accumulated depreciation and amortization	(1,247,577)	(1,153,223)
Net investment in rental property	3,947,388	4,032,985
Cash and cash equivalents	105,812	291,059
Investments in unconsolidated joint ventures	36,000	35,680
Unbilled rents receivable, net	124,566	119,469
Deferred charges and other assets, net	212,679	213,674
Restricted cash	18,036	20,681
Accounts receivable, net of allowance for doubtful accounts
of $2,293 and $2,036	14,691	8,089

Total assets	$4,459,172	$4,721,637

Liabilities and Equity
Senior unsecured notes	$1,433,191	$1,582,434
Mortgages, loans payable and other obligations	732,969	755,003
Dividends and distributions payable	42,141	42,109
Accounts payable, accrued expenses and other liabilities	106,347	106,878
Rents received in advance and security deposits	49,713	54,693
Accrued interest payable	18,901	37,330
Total liabilities	2,383,262	2,578,447
Commitments and contingencies

Equity:
Mack-Cali Realty Corporation stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000
and 10,000 shares outstanding, at liquidation preference	25,000	25,000
Common stock, $0.01 par value, 190,000,000 shares authorized,
79,528,151 and 78,969,752 shares outstanding	795	789
Additional paid-in capital	2,290,315	2,275,716
Dividends in excess of net earnings	(530,970)	(470,047)
Total Mack-Cali Realty Corporation stockholders’ equity	1,785,140	1,831,458

Noncontrolling interest in subsidiaries:
Operating Partnership	287,890	308,703
Consolidated joint ventures	2,880	3,029
Total noncontrolling interests in subsidiaries	290,770	311,732

Total equity	2,075,910	2,143,190

Total liabilities and equity	$4,459,172	$4,721,637

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Equity
For the nine months ended September 30, 2010
(in thousands) (unaudited)

					Additional	Dividends in	Noncontrolling
	Preferred Stock		Common Stock		Paid-In	Excess of	Interests	Total
	Shares	Amount	Shares	Par Value	Capital	Net Earnings	in Subsidiaries	Equity
Balance at January 1, 2010	10	$25,000	78,970	$789	$2,275,716	$(470,047)	$311,732	$2,143,190
Net income	--	--	--	--	--	47,773	7,434	55,207
Preferred stock dividends	--	--	--	--	--	(1,500)	--	(1,500)
Common stock dividends	--	--	--	--	--	(107,196)	--	(107,196)
Common unit distributions	--	--	--	--	--	--	(17,690)	(17,690)
Increase in noncontrolling
Interests	--	--	--	--	--	--	132	132
Redemption of common units
for common stock	--	--	487	5	11,047	--	(11,052)	--
Shares issued under Dividend
Reinvestment and Stock
Purchase Plan	--	--	4	--	121	--	--	121
Stock options exercised	--	--	54	1	1,472	--	--	1,473
Stock compensation	--	--	13	--	2,173	--	--	2,173
Rebalancing of ownership
percent between parent
and subsidiaries	--	--	--	--	(214)	--	214	--
Balance at September 30, 2010	10	$25,000	79,528	$795	$2,290,315	$(530,970)	$290,770	$2,075,910

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Net income available to common shareholders	$ 13,039	$ 19,087	$ 46,273	$ 51,562
Add: Noncontrolling interest in Operating Partnership	2,150	3,399	7,047	9,905
Noncontrolling interest in discontinued operations	--	16	668	24
Real estate-related depreciation and amortization on continuing operations (a)	49,062	52,046	147,124	156,719
Real estate-related depreciation and amortization on discontinued operations	--	453	409	1,358
Deduct: Discontinued operations-Realized (gains) losses and unrealized losses on disposition of rental property	--	--	(4,447)	--
Funds from operations available to common shareholders (b)	$ 64,251	$ 75,001	$197,074	$219,568

Diluted weighted average shares/units outstanding (c)	92,464	92,245	92,467	87,106

Funds from operations per share/unit – diluted	$ 0.69	$ 0.81	$ 2.12	$ 2.52

Dividend declared per common share	$ 0.45	$ 0.45	$ 1.35	$ 1.35

Dividend payout ratios:
Funds from operations-diluted	64.76%	55.34%	63.34%	53.56%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$ 3,855	$ 2,267	$ 7,968	$ 5,881
Tenant improvements and leasing commissions	$ 9,770	$20,502	$ 28,322	$ 36,625
Straight-line rent adjustments (d)	$ 2,069	$ 1,829	$ 5,385	$ 5,104
Amortization of (above)/below market lease intangibles, net (e)	$ 293	$ 1,170	$ 1,277	$ 4,824
Gain on reduction of other obligations	--	--	--	$ 1,693
Impairment charge included in equity in earnings (loss) (f)	--	--	--	$ 4,010

(a) Includes the Company’s share from unconsolidated joint ventures of $1,214 and $1,004 for the three months ended September 30, 2010 and 2009, respectively, and $3,562 and $8,780 for the nine months ended September 30, 2010 and 2009, respectively.

(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (13,073 shares and 13,982 shares for the three months ended September 30, 2010 and 2009, respectively, and 13,197 and 14,170 for the nine months ended September 30, 2010 and 2009, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 27.

(d) Includes the Company’s share from unconsolidated joint ventures of $56 and $31 for the three months ended September 30, 2010 and 2009, respectively, and $93 and $254 for the nine months ended September 30, 2010 and 2009, respectively.

(e) Includes the Company’s share from unconsolidated joint ventures of $9 and $2 for three months ended September 30, 2010 and 2009, respectively, and $26 and $575 for the nine months ended September 30, 2010 and 2009, respectively.

(f) Noncontrolling interest in consolidated joint ventures share of loss was $587.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Statements of Funds from Operations Per Diluted Share
and Funds from Operations Excluding Certain Non-Cash Items Per Diluted Share
 (amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Net income available to common shareholders	$0.16	$0.24	$0.58	$0.71
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.53	0.56	1.59	1.80
Real estate-related depreciation and amortization on discontinued operations	--	--	--	0.02
Deduct: Realized (gains) losses and unrealized losses on disposition of rental property	--	--	(0.05)	--
Noncontrolling interest / rounding adjustment	--	0.01	--	(0.01)
Funds from operations available to common shareholders (b)	$0.69	$0.81	$2.12	$2.52
Add: Non-cash impairment charge from equity in earnings (loss) in unconsolidated joint ventures	--	--	--	0.04
Deduct: Non-cash gain from reduction of other obligations	--	--	--	(0.02)
FFO Excluding Items	$0.69	$0.81	$2.12	$2.54
Dividend payout ratio for FFO Excluding Items	64.76%	55.34%	63.34%	53.14%
Diluted weighted average shares/units outstanding (c)	92,464	92,245	92,467	87,106

(a) Includes the Company’s share from unconsolidated joint ventures of $0.01 and $0.01 for the three months ended September 30, 2010 and 2009, respectively, and $0.04 and $0.10 for the nine months ended September 30, 2010 and 2009, respectively.

(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (13,073 shares and 13,982 shares for the three months ended September 30, 2010 and 2009, respectively, and 13,197 and 14,170 for the nine months ended September 30, 2010 and 2009, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 28.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Basic weighted average shares outstanding:	79,304	78,151	79,161	72,889
Add: Weighted average common units	13,073	13,982	13,196	14,170
Basic weighted average shares/units:	92,377	92,133	92,357	87,059
Add: Stock options	32	19	47	--
Restricted Stock Awards	55	93	63	47
Diluted weighted average shares/units outstanding:	92,464	92,245	92,467	87,106

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

IV.  VALUE CREATION PIPELINE

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions
 (dollars in thousands)

For the nine months ended September 30, 2010

None.

For the year ended December 31, 2009

Acquisition Date (a)	Property/Address	Location	# of Bldgs.	Rentable Square Feet
Office:
4/29/09	210 Clay Avenue	Lyndhurst, Bergen County, NJ	1	121,203
4/29/09	4 Becker Farm Road	Roseland, Essex County, NJ	1	281,762
4/29/09	5 Becker Farm Road	Roseland, Essex County, NJ	1	118,343
4/29/09	6 Becker Farm Road	Roseland, Essex County, NJ	1	129,732
4/29/09	75 Livingston Avenue	Roseland, Essex County, NJ	1	94,221
4/29/09	85 Livingston Avenue	Roseland, Essex County, NJ	1	124,595
4/29/09	2 Independence Way	Princeton, Mercer County, NJ	1	67,401
4/29/09	4 Sylvan Way	Parsippany, Morris County, NJ	1	105,135
4/29/09	20 Waterview Boulevard	Parsippany, Morris County, NJ	1	225,550
4/29/09	51 Imclone Drive	Branchburg, Somerset County, NJ	1	63,213
4/29/09	10 Independence Boulevard	Warren, Somerset County, NJ	1	120,528
Total Property Acquisitions:			11	1,451,683

(a)	Properties were previously accounted for under an unconsolidated joint venture. The Company began consolidating these assets on April 29, 2009.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Properties Commencing Initial Operations
(dollars in thousands)

For the nine months ended September 30, 2010

None.

For the year ended December 31, 2009

Date Placed In Service	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Current % Leased	Cost Incurred (a)
Wholly Owned:
03/01/09	22 Sylvan Way	Parsippany, Morris County, NJ	1	249,409	100%	$65,687

Unconsolidated Joint Ventures:
10/01/09	1 Jefferson Road	Parsippany, Morris County, NJ	1	100,000	100%	$20,987
Total Properties Commencing Initial Operations:			2	349,409	100%	$86,674

(a)	Amounts are as of December 31, 2009. Unconsolidated joint ventures information reflects the venture’s cost incurred and not Mack-Cali’s prorata share of such costs.

Rental Property Sales/Dispositions
(dollars in thousands)

For the nine months ended September 30, 2010

Date	Address	Locations	# of Bldgs.	Rentable Square Feet	Realized Gains/(loss)
6/01/10	105 Challenger Road (a)	Ridgefield Park, Bergen County, NJ	1	150,050	$ 4,447

(a)	The Company transferred the deed for this property to the lender in satisfaction of its obligations.

For the year ended December 31, 2009

None.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Summary of Construction Projects
(dollars in thousands)

Project	Location	Type of Space	Estimated Placed in Service Date	Number Of Buildings	Square Feet	Costs Incurred Through 9/30/10	Total Estimated Costs	Current % Leased	Company Effective Ownership
Wholly Owned:
55 Corporate Drive	Bridgewater, NJ	Office	2011-3Q	1	205,000	$35,137	$50,906	100.0%	100.0%
Total				1	205,000	$35,137	$50,906	100.0%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
Horizon Center	Hamilton Township	NJ	5.3	68,000	Office/Flex/Retail
3 & 5 AAA Drive (a)	Hamilton Township	NJ	17.5	112,000	Office
6 AAA Drive	Hamilton Township	NJ	2.4	32,000	Office
2 South Gold Drive (b)	Hamilton Township	NJ	9.5	75,000	Office
Plaza VIII and IX Associates, L.L.C. (c)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (d)	Jersey City	NJ	6.5	3,113,500	Office
One Newark Center (c)	Newark	NJ	1.0	400,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	86.8	1,100,000	Office
3 Campus Drive	Parsippany	NJ	10.0	124,000	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9	760,000	Office/Hotel
Meadowlands Xanadu (c)	East Rutherford	NJ	13.8	1,760,000	Office
Meadowlands Xanadu (c)	East Rutherford	NJ	3.2	500,000	Hotel (e)
Elmsford Distribution Center (f)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
South Westchester Executive Park (f)	Yonkers	NY	52.4	350,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Rose Tree Corporate Center	Media	PA	2.3	15,200	Office
Capital Office Park	Greenbelt	MD	42.8	595,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Downtown Crossing (c)	Boston	MA	1.5	1,481,000	Mixed-Used
Total:			386.1	12,476,450

(a)	This land parcel also includes an existing office building totaling 35,270 square feet.
(b)	This land parcel also includes an existing office building totaling 33,962 square feet.
(c)	Land owned or controlled by joint venture in which Mack-Cali is an equity partner.
(d)	In addition, there are 21 acres of riparian property.
(e)	Hotel project can comprise up to 520 rooms.
(f)	Mack-Cali holds an option to purchase this land.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

V.  PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

V.  PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended September 30, 2010)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 6/30/10	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/10 (c)	Pct. Leased 9/30/10	Pct. Leased 6/30/10

Northern NJ	13,020,326	-	(527,973)	503,300	(24,673)	12,995,653	89.6%	89.7%
Central NJ	4,787,877	-	(134,173)	98,904	(35,269)	4,752,608	88.5%	89.1%
Westchester Co., NY	4,531,517	-	(193,166)	219,064	25,898	4,557,415	95.2%	94.6%
Manhattan	232,645	-	0	37,404	37,404	270,049	51.5%	44.4%
Sub. Philadelphia	3,170,533	-	(153,021)	160,395	7,374	3,177,907	90.0%	89.8%
Fairfield, CT	530,620	-	(27,562)	25,630	(1,932)	528,688	88.4%	88.8%
Washington, DC/MD	940,081	-	(26,887)	62,870	35,983	976,064	75.5%	72.7%
Rockland Co., NY	162,676	-	(2,438)	-	(2,438)	160,238	89.0%	90.4%
Total	27,376,275	-	(1,065,220)	1,107,567	42,347	27,418,622	89.0%	88.9%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of June 30, 2010	30,796,403
Total sq. ft. of properties added/transferred this period	-
Total sq. ft. as of September 30, 2010	30,796,403

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring September 30, 2010 aggregating 105,001 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Leasing Statistics
(For the three months ended September 30, 2010)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	45	478,867	135,330	343,537	5.9	27.57	5.14
	Office/Flex	5	24,433	2,727	21,706	4.0	15.26	2.51
Central NJ	Office	20	98,904	44,048	54,856	4.0	23.04	3.44
Westchester Co., NY	Office	24	81,502	18,890	62,612	3.2	26.53	3.07
	Office/Flex	16	137,562	27,980	109,582	7.4	15.70	2.04
Manhattan	Office	1	37,404	37,404	-	15.2	28.69	8.60
Sub. Philadelphia	Office	14	111,172	27,578	83,594	5.0	23.99	2.63
	Office/Flex	9	49,223	-	49,223	1.9	11.39	0.34
Fairfield Co., CT	Office	4	25,630	3,847	21,783	4.9	23.44	3.83
Washington, DC/MD	Office	9	62,870	21,855	41,015	8.2	31.33	3.43

Total		147	1,107,567	319,659	787,908	5.9	24.42	4.28

Detail by Property Type
	Office	117	896,349	288,952	607,397	5.9	26.72	4.81
	Office/Flex	30	211,218	30,707	180,511	5.7	14.65	1.95

Total		147	1,107,567	319,659	787,908	5.9	24.42	4.28

Tenant Retention:	Leases Retained	59.6%
	Sq. Ft. Retained	74.0%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $21,307,881 and commissions of $6,463,846 committed, but not necessarily expended, during the period for second generation space aggregating 1,107,567 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Leasing Statistics
(For the three months ended September 30, 2010)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 6/30/10	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/10	Pct. Leased 9/30/10	Pct. Leased 6/30/10

Northern NJ	955,137	-	(7,265)	2,469	(4,796)	950,341	88.7%	89.2%
Central NJ	901,366	-	(12,223)	11,606	(617)	900,749	86.2%	86.3%

Total	1,856,503	-	(19,488)	14,075	(5,413)	1,851,090	87.5%	87.7%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of June 30, 2010	2,115,966
Total sq. ft. of properties added/sold this period	-
Total sq. ft. as of September 30, 2010	2,115,966

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Northern NJ	1	2,469	-	2,469	3.2	22.20	4.09
Central NJ	5	11,606	1,373	10,233	3.6	20.88	4.11

Total	6	14,075	1,373	12,702	3.5	21.11	4.11

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $128,247 and commissions of $76,695 committed, but not necessarily expended, during the period for second generation space aggregating 14,075 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Leasing Statistics
(For the nine months ended September 30, 2010)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/09	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/10 (c)	Pct. Leased 9/30/10	Pct. Leased 12/31/09

Northern NJ	13,271,015	(150,050)	(1,569,580)	1,444,268	(125,312)	12,995,653	89.6%	90.5%
Central NJ	4,852,529	-	(562,933)	463,012	(99,921)	4,752,608	88.5%	90.3%
Westchester Co., NY	4,469,979	-	(513,976)	601,412	87,436	4,557,415	95.2%	93.3%
Manhattan	524,476	-	(291,831)	37,404	(254,427)	270,049	51.5%	100.0%
Sub. Philadelphia	3,144,638	-	(357,342)	390,611	33,269	3,177,907	90.0%	89.1%
Fairfield, CT	532,977	-	(136,258)	131,969	(4,289)	528,688	88.4%	89.2%
Washington, DC/MD	910,869	-	(81,524)	146,719	65,195	976,064	75.5%	70.5%
Rockland Co., NY	163,316	-	(3,718)	640	(3,078)	160,238	89.0%	90.7%
Total	27,869,799	(150,050)	(3,517,162)	3,216,035	(301,127)	27,418,622	89.0%	90.1%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2009	30,946,453
Total sq. ft. of properties added/transferred this period	(150,050)
Total sq. ft. as of September 30, 2010	30,796,403

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring September 30, 2010 aggregating 105,001 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Leasing Statistics
(For the nine months ended September 30, 2010)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	114	1,362,311	422,311	940,000	5.7	24.62	3.49
	Office/Flex	9	81,957	2,727	79,230	5.3	14.81	2.82
Central NJ	Office	57	391,623	95,943	295,680	4.6	20.30	2.28
	Office/Flex	8	71,389	21,587	49,802	7.4	18.69	4.14
Westchester Co., NY	Office	65	294,147	71,697	222,450	4.9	24.75	3.37
	Office/Flex	40	291,665	105,543	186,122	6.3	14.71	2.08
	Industrial/Warehouse	1	7,600	-	7,600	5.0	13.67	0.79
	Retail	1	8,000	8,000	-	15.0	38.10	0.44
Manhattan	Office	1	37,404	37,404	-	15.2	28.69	8.60
Sub. Philadelphia	Office	32	191,467	57,919	133,548	4.3	23.05	3.10
	Office/Flex	25	199,144	52,716	146,428	3.8	9.73	1.37
Fairfield Co., CT	Office	15	48,169	10,746	37,423	4.0	22.14	3.32
	Office/Flex	3	83,800	66,000	17,800	3.0	14.54	0.48
Washington, DC/MD	Office	28	146,719	77,706	69,013	7.2	25.49	3.67
Rockland Co., NY	Office	1	640	-	640	1.0	24.00	0.20

Total		400	3,216,035	1,030,299	2,185,736	5.5	21.60	3.20

Detail by Property Type
	Office	313	2,472,480	773,726	1,698,754	5.5	23.89	3.52
	Office/Flex	85	727,955	248,573	479,382	5.2	13.73	2.20
	Industrial/Warehouse	1	7,600	-	7,600	5.0	13.67	0.79
	Retail	1	8,000	8,000	-	15.0	38.10	0.44

Total		400	3,216,035	1,030,299	2,185,736	5.5	21.60	3.20

Tenant Retention:	Leases Retained	57.2%
	Sq. Ft. Retained	62.1%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $39,185,886 and commissions of $16,844,443 committed, but not necessarily expended, during the period for second generation space aggregating 3,205,754 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Leasing Statistics
(For the nine months ended September 30, 2010)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/09	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/10	Pct. Leased 9/30/10	Pct. Leased 12/31/09

Northern NJ	894,094	61,043	(7,265)	2,469	(4,796)	950,341	88.7%	81.8%
Central NJ	920,489	-	(101,890)	82,150	(19,740)	900,749	86.2%	88.1%

Total	1,814,583	61,043	(109,155)	84,619	(24,536)	1,851,090	87.5%	84.9%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2009	2,137,270
Total sq. ft. of properties added this period	100,010
Total sq. ft. of properties sold this period	(121,314)
Total sq. ft. as of September 30, 2010	2,115,966

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Northern NJ	1	2,469	0	2,469	3.2	22.20	4.09
Central NJ	22	82,150	23,268	58,882	3.4	19.99	2.20

Total	23	84,619	23,268	61,351	3.4	20.06	2.25

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $246,090 and commissions of $395,693 committed, but not necessarily expended, during the period for second generation space aggregating 84,619 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area	Percentage of Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	137,918,954	22.6	6,495,715	21.1
Jersey City, NJ	116,193,495	19.0	4,317,978	14.0
Westchester-Rockland, NY	93,479,857	15.3	4,968,420	16.1
Bergen-Passaic, NJ	84,170,055	13.8	4,573,554	14.9
Philadelphia, PA-NJ	56,487,447	9.2	3,529,994	11.5
Middlesex-Somerset-Hunterdon, NJ	36,436,392	6.0	1,918,252	6.2
Washington, DC-MD-VA-WV	27,730,268	4.5	1,292,807	4.2
Monmouth-Ocean, NJ	24,850,210	4.1	1,620,863	5.3
Trenton, NJ	15,777,081	2.6	956,597	3.1
Stamford-Norwalk, CT	10,329,367	1.7	597,747	1.9
New York (Manhattan)	7,587,479	1.2	524,476	1.7

Total	610,960,605	100.0	30,796,403	100.0

(a)
Annualized base rental revenue is based on actual September 2010 billings times 12.  For leases whose rent commences after October 1, 2010, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring September 30, 2010 aggregating 105,001 square feet and representing annualized rent of $2,727,848 for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	92,399,706	15.0	3,412,869	12.6
Insurance Carriers & Related Activities	56,599,793	9.2	2,328,326	8.7
Manufacturing	46,578,588	7.5	2,460,669	9.1
Telecommunications	42,024,523	6.8	2,140,772	8.0
Legal Services	37,076,311	6.1	1,411,814	5.2
Health Care & Social Assistance	29,179,272	4.8	1,403,215	5.2
Computer System Design Svcs.	27,549,139	4.5	1,343,270	5.0
Credit Intermediation & Related Activities	27,078,949	4.4	1,041,735	3.9
Scientific Research/Development	20,481,585	3.4	741,710	2.8
Wholesale Trade	18,815,571	3.1	1,266,079	4.7
Accounting/Tax Preparation	18,113,465	3.0	694,760	2.6
Admin & Support, Waste Mgt. & Remediation Services	16,835,220	2.8	797,263	3.0
Architectural/Engineering	16,253,043	2.7	747,191	2.8
Public Administration	14,992,331	2.5	569,007	2.1
Retail Trade	14,631,525	2.4	729,670	2.7
Other Services (except Public Administration)	13,977,242	2.3	556,617	2.1
Management/Scientific	12,332,664	2.0	500,385	1.9
Accommodation & Food Services	11,620,164	1.9	501,945	1.9
Arts, Entertainment & Recreation	11,405,077	1.9	682,519	2.5
Real Estate & Rental & Leasing	11,361,878	1.9	512,454	1.9
Advertising/Related Services	8,595,288	1.4	335,696	1.2
Construction	8,100,129	1.3	397,101	1.5
Other Professional	7,170,243	1.2	320,741	1.2
Data Processing Services	6,587,035	1.1	251,041	0.9
Information Services	6,122,230	1.0	239,391	0.9
Publishing Industries	6,103,664	1.0	244,738	0.9
Transportation	5,599,321	0.9	301,139	1.1
Utilities	5,316,017	0.9	215,395	0.8
Broadcasting	5,250,415	0.9	189,010	0.7
Educational Services	3,713,697	0.6	189,903	0.7
Other	9,096,520	1.5	378,682	1.4

Total	610,960,605	100.0	26,905,107	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS).
(b)
Annualized base rental revenue is based on actual September 2010 billings times 12.  For leases whose rent commences after October 1, 2010 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring September 30, 2010 aggregating 105,001 square feet and representing annualized rent of $2,727,848 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Consolidated Portfolio Analysis (a)
(as of September 30, 2010)

Breakdown by Number of Properties

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	110	41.2%	49	18.4%	--	--	--	--	--	--	159	59.6%
New York	21	7.9%	41	15.5%	6	2.2%	2	0.7%	2	0.7%	72	27.0%
Pennsylvania	18	6.7%	--	--	--	--	--	--	--	--	18	6.7%
Connecticut	2	0.7%	5	1.9%	--	--	--	--	--	--	7	2.6%
Wash., D.C./ Maryland	10	3.7%	--	--	--	--	--	--	1	0.4%	11	4.1%
TOTALS By Type:	161	60.2%	95	35.8%	6	2.2%	2	0.7%	3	1.1%	267	100.0%

(a)	Excludes 20 properties, aggregating approximately 2.1 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Consolidated Portfolio Analysis (a)
(as of September 30, 2010)

         Breakdown by Square Footage

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand-Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	19,197,684	62.3%	2,189,531	7.1%	--	--	--	--	21,387,215	69.4%
New York	2,739,384	8.9%	2,348,812	7.6%	387,400	1.3%	17,300	0.1%	5,492,896	17.9%
Pennsylvania	2,025,738	6.5%	--	--	--	--	--	--	2,025,738	6.5%
Connecticut	324,747	1.1%	273,000	0.9%	--	--	--	--	597,747	2.0%
Wash., D.C./ Maryland	1,292,807	4.2%	--	--	--	--	--	--	1,292,807	4.2%
TOTALS By Type:	25,580,360	83.0%	4,811,343	15.6%	387,400	1.3%	17,300	0.1%	30,796,403	100.0%

(a)	Excludes 20 properties, aggregating approximately 2.1 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Consolidated Portfolio Analysis (a)
(Year ended September 30, 2010)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:
STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware-house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	$410,483	67.5%	$18,303	3.0%	--	--	--	--	--	--	$428,786	70.5%
New York	61,488	10.1%	34,334	5.6%	$3,802	0.6%	$198	0.1%	$383	0.1%	100,205	16.5%
Pennsylvania	42,519	7.0%	--	--	--	--	--	--	--	--	42,519	7.0%
Connecticut	6,451	1.1%	3,829	0.6%	--	--	--	--	--	--	10,280	1.7%
Wash., D.C./ Maryland	26,207	4.3%	--	--	--	--	--	--	153	--	26,360	4.3%
TOTALS By Type:	$547,148	90.0%	$56,466	9.2%	$3,802	0.6%	$198	0.1%	$536	0.1%	$608,150	100.0%

(a)	Excludes 20 properties, aggregating approximately 2.1 million square feet, which are not consolidated by the Company.
(b)
Total base rent for the 12 months ended September 30, 2010, determined in accordance with GAAP.  Substantially all of the leases provide for annual base rents plus recoveriesand escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Consolidated Portfolio Analysis (a) (b)
(as of September 30, 2010)

Breakdown by Percentage Leased

PROPERTY TYPE:
STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	89.6%	89.8%	--	--	89.6%
New York	83.8%	97.8%	97.8%	100.0%	90.8%
Pennsylvania	86.5%	--	--	--	86.5%
Connecticut	78.7%	100.0%	--	--	88.4%
Washington, D.C./ Maryland	75.5%	--	--	--	75.5%
WEIGHTED AVG. By Type:	87.9%	94.3%	97.8%	100.0%	89.0%

(a)	Excludes 20 properties, aggregating approximately 2.1 million square feet, which are not consolidated by the Company, and parcels of land leased to others.
(b)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future as well as leases expiring September 30, 2010 aggregating 105,001 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Property Listing Office Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	100.0	2,172	0.36	15.19
Fort Lee
One Bridge Plaza	1981	200,000	78.9	4,299	0.71	27.24
2115 Linwood Avenue	1981	68,000	53.7	945	0.16	25.88
Little Ferry
200 Riser Road	1974	286,628	100.0	2,081	0.34	7.26
Lyndhurst
210 Clay Avenue	1981	121,203	89.1	2,508	0.41	23.22
Montvale
95 Chestnut Ridge Road	1975	47,700	0.0	207	0.03	0.00
135 Chestnut Ridge Road	1981	66,150	88.3	1,367	0.22	23.40
Paramus
15 East Midland Avenue	1988	259,823	80.5	4,860	0.80	23.24
140 East Ridgewood Avenue	1981	239,680	93.3	4,957	0.82	22.17
461 From Road	1988	253,554	98.6	6,096	1.00	24.38
650 From Road	1978	348,510	79.5	6,309	1.04	22.77
61 South Paramus Road (e)	1985	269,191	67.9	5,707	0.94	31.22
Rochelle Park
120 West Passaic Street	1972	52,000	99.6	1,403	0.23	27.09
365 West Passaic Street	1976	212,578	100.0	4,317	0.71	20.31
395 West Passaic Street	1979	100,589	100.0	2,443	0.40	24.29
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.23	15.72
10 Mountainview Road	1986	192,000	74.7	3,204	0.53	22.34
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.32	21.86
470 Chestnut Ridge Road	1987	52,500	100.0	1,248	0.21	23.77
530 Chestnut Ridge Road	1986	57,204	80.2	832	0.14	18.14
50 Tice Boulevard	1984	235,000	94.0	5,950	0.98	26.94
300 Tice Boulevard	1991	230,000	96.0	5,644	0.93	25.56

BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	100.0	1,735	0.29	23.45
228 Strawbridge Drive	1984	74,000	100.0	1,853	0.30	25.04
232 Strawbridge Drive	1986	74,258	98.8	1,474	0.24	20.09

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	98.0	7,037	1.16	29.02
Roseland
4 Becker Farm Road	1983	281,762	97.1	6,542	1.08	23.91
5 Becker Farm Road	1982	118,343	89.8	2,515	0.41	23.67
6 Becker Farm Road	1982	129,732	78.3	2,964	0.49	29.18
101 Eisenhower Parkway	1980	237,000	91.4	5,127	0.84	23.67
103 Eisenhower Parkway	1985	151,545	65.9	2,269	0.37	22.72
105 Eisenhower Parkway	2001	220,000	96.3	5,122	0.84	24.18
75 Livingston Avenue	1985	94,221	59.4	1,298	0.21	23.19
85 Livingston Avenue	1985	124,595	84.8	2,713	0.45	25.68

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	100.0	11,374	1.87	28.44
Harborside Financial Center Plaza 2	1990	761,200	100.0	18,627	3.06	24.47
Harborside Financial Center Plaza 3	1990	725,600	95.5	20,812	3.42	30.03
Harborside Financial Center Plaza 4-A	2000	207,670	100.0	6,144	1.01	29.59
Harborside Financial Center Plaza 5	2002	977,225	99.7	36,326	5.98	37.28
101 Hudson Street	1992	1,246,283	93.1	30,795	5.06	26.54

MERCER COUNTY, NEW JERSEY
Hamilton Township
3 AAA Drive	1981	35,270	68.7	562	0.09	23.19
2 South Gold Drive	1974	33,962	64.5	482	0.08	22.00
600 Horizon Drive	2002	95,000	100.0	1,373	0.23	14.45
700 Horizon Drive	2007	120,000	100.0	2,459	0.40	20.49
Princeton
103 Carnegie Center	1984	96,000	89.6	2,301	0.38	26.75
2 Independence Way	1981	67,401	100.0	1,521	0.25	22.57
3 Independence Way	1983	111,300	96.0	1,979	0.33	18.52
100 Overlook Center	1988	149,600	90.9	4,959	0.82	36.47
5 Vaughn Drive	1987	98,500	83.8	2,238	0.37	27.11

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	358	0.06	8.95
Edison
343 Thornall Street (c)	1991	195,709	100.0	4,153	0.68	21.22
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,338	0.38	14.61
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,681	0.28	14.62
30 Knightsbridge Road, Bldg. 5	1977	332,607	80.8	4,930	0.81	18.34
30 Knightsbridge Road, Bldg. 6	1977	72,743	63.8	206	0.03	4.44
Plainsboro
500 College Road East (e)	1984	158,235	11.7	461	0.08	24.90
Woodbridge
581 Main Street	1991	200,000	93.1	5,120	0.84	27.50

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way	1989	44,524	44.3	385	0.06	19.52
3 Paragon Way	1991	66,898	64.3	902	0.15	20.97
4 Paragon Way	2002	63,989	30.8	580	0.10	29.43
100 Willowbrook Road	1988	60,557	75.6	1,384	0.23	30.23
Holmdel
23 Main Street	1977	350,000	100.0	4,012	0.66	11.46
Middletown
One River Centre Bldg. 1	1983	122,594	97.0	3,039	0.50	25.56
One River Centre Bldg. 2	1983	120,360	82.8	2,591	0.43	26.00
One River Centre Bldg. 3 and 4	1984	214,518	88.4	4,374	0.72	23.07
Neptune
3600 Route 66	1989	180,000	100.0	2,400	0.39	13.33
Wall Township
1305 Campus Parkway	1988	23,350	92.4	450	0.07	20.86
1350 Campus Parkway	1990	79,747	99.9	1,428	0.23	17.92

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	78.5	2,879	0.47	21.81
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,579	0.26	21.05
201 Littleton Road	1979	88,369	86.8	1,509	0.25	19.67
Morris Township
412 Mt. Kemble Avenue	1986	475,100	49.7	4,927	0.81	20.87
Parsippany
4 Campus Drive	1983	147,475	91.6	3,152	0.52	23.33
6 Campus Drive	1983	148,291	97.8	3,229	0.53	22.26
7 Campus Drive	1982	154,395	77.4	1,776	0.29	14.86
8 Campus Drive	1987	215,265	100.0	6,064	1.00	28.17
9 Campus Drive	1983	156,495	63.0	2,525	0.42	25.61
4 Century Drive	1981	100,036	72.3	1,618	0.27	22.37
5 Century Drive	1981	79,739	77.1	1,352	0.22	21.99
6 Century Drive	1981	100,036	94.7	1,680	0.28	17.73
2 Dryden Way	1990	6,216	100.0	99	0.02	15.93
4 Gatehall Drive	1988	248,480	94.4	6,337	1.04	27.02
2 Hilton Court	1991	181,592	100.0	6,528	1.07	35.95
1633 Littleton Road	1978	57,722	100.0	1,131	0.19	19.59
600 Parsippany Road	1978	96,000	84.4	1,506	0.25	18.59
1 Sylvan Way	1989	150,557	60.3	1,271	0.21	14.00
4 Sylvan Way	1984	105,135	100.0	1,929	0.32	18.35
5 Sylvan Way	1989	151,383	93.5	3,262	0.54	23.05
7 Sylvan Way	1987	145,983	100.0	3,219	0.53	22.05
22 Sylvan Way	2009	249,409	100.0	6,030	0.99	24.18
20 Waterview Boulevard	1988	225,550	100.0	5,066	0.82	22.46
35 Waterview Boulevard	1990	172,498	96.8	3,495	0.57	20.93
5 Wood Hollow Road	1979	317,040	73.1	4,764	0.78	20.56

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	68.2	1,377	0.23	26.92
Totowa
999 Riverview Drive	1988	56,066	92.9	917	0.15	17.61

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	100.0	1,059	0.17	21.61
233 Mt. Airy Road	1987	66,000	100.0	1,315	0.22	19.92
Bernards
106 Allen Road	2000	132,010	99.7	3,049	0.50	23.17
Branchburg
51 Imclone Drive	1986	63,213	100.0	344	0.06	5.44
Bridgewater
721 Route 202/206	1989	192,741	81.2	3,649	0.60	23.32
Warren
10 Independence Boulevard	1988	120,528	100.0	3,330	0.55	27.63

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	97.8	4,736	0.78	26.53

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)

Cranford
6 Commerce Drive	1973	56,000	88.5	983	0.16	19.83
11 Commerce Drive	1981	90,000	100.0	2,038	0.34	22.64
12 Commerce Drive	1967	72,260	83.9	856	0.14	14.12
14 Commerce Drive	1971	67,189	71.3	1,110	0.18	23.17
20 Commerce Drive	1990	176,600	99.8	4,321	0.71	24.52
25 Commerce Drive	1971	67,749	95.8	1,440	0.24	22.19
65 Jackson Drive	1984	82,778	100.0	1,878	0.31	22.69
New Providence
890 Mountain Avenue	1977	80,000	91.4	1,797	0.30	24.58

Total New Jersey Office		19,197,684	89.6	410,483	67.53	23.85

NEW YORK COUNTY, NEW YORK
New York
125 Broad Street	1970	524,476	51.5	12,235	2.02	45.30

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	89.0	3,704	0.61	23.12

WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	97.7	1,103	0.18	18.82
101 Executive Boulevard	1971	50,000	26.9	395	0.06	29.37
555 Taxter Road	1986	170,554	80.1	3,469	0.57	25.39
565 Taxter Road	1988	170,554	92.9	4,025	0.66	25.40
570 Taxter Road	1972	75,000	75.8	1,259	0.21	22.15
Hawthorne
1 Skyline Drive	1980	20,400	99.0	331	0.05	16.39
2 Skyline Drive	1987	30,000	100.0	204	0.03	6.80
7 Skyline Drive	1987	109,000	100.0	2,796	0.46	25.65
17 Skyline Drive (e)	1989	85,000	100.0	1,630	0.27	19.18
19 Skyline Drive	1982	248,400	100.0	4,036	0.66	16.25
Tarrytown
200 White Plains Road	1982	89,000	88.0	1,627	0.27	20.77
220 White Plains Road	1984	89,000	81.6	1,702	0.28	23.44
White Plains
1 Barker Avenue	1975	68,000	95.0	1,670	0.27	25.85
3 Barker Avenue	1983	65,300	100.0	1,694	0.28	25.94
50 Main Street	1985	309,000	95.1	9,652	1.59	32.85
11 Martine Avenue	1987	180,000	89.2	4,385	0.72	27.31
1 Water Street	1979	45,700	100.0	1,113	0.18	24.35
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,879	0.47	25.71
3 Executive Boulevard	1987	58,000	94.8	1,579	0.26	28.72

Total New York Office		2,739,384	83.8	61,488	10.10	26.79

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	92.2	1,523	0.25	27.22
1055 Westlakes Drive	1990	118,487	96.8	2,885	0.47	25.15
1205 Westlakes Drive	1988	130,265	87.6	3,166	0.52	27.74

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)

1235 Westlakes Drive	1986	134,902	99.0	3,001	0.49	22.47

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,936	0.48	30.91
200 Stevens Drive	1987	208,000	100.0	6,449	1.06	31.00
300 Stevens Drive	1992	68,000	90.7	1,388	0.23	22.50
Media
1400 Providence Road – Center I	1986	100,000	98.7	2,144	0.35	21.72
1400 Providence Road – Center II	1990	160,000	97.9	3,614	0.59	23.07
MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road	1981	125,783	95.1	2,960	0.49	24.75
Blue Bell
4 Sentry Park	1982	63,930	78.8	1,055	0.17	20.94
5 Sentry Park East	1984	91,600	58.5	1,067	0.18	19.91
5 Sentry Park West	1984	38,400	31.5	253	0.04	20.92
16 Sentry Park West	1988	93,093	100.0	1,974	0.32	21.20
18 Sentry Park West	1988	95,010	99.8	2,152	0.35	22.70
King of Prussia
2200 Renaissance Boulevard	1985	174,124	61.9	2,323	0.38	21.55
Lower Providence
1000 Madison Avenue	1990	100,700	65.6	935	0.15	14.15
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	69.1	2,694	0.44	23.24

Total Pennsylvania Office		2,025,738	86.5	42,519	6.96	24.27

FAIRFIELD COUNTY, CONNECTICUT
Norwalk
40 Richards Avenue	1985	145,487	66.4	2,396	0.39	24.80
Stamford
1266 East Main Street	1984	179,260	88.8	4,055	0.67	25.47

Total Connecticut Office		324,747	78.7	6,451	1.06	25.25

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	100.0	6,885	1.13	40.61
1400 L Street, NW	1987	159,000	100.0	5,889	0.97	37.04

Total District of Columbia Office		328,549	100.0	12,774	2.10	38.88

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road	1973	38,690	100.0	910	0.15	23.52
6301 Ivy Lane	1979	112,003	73.0	1,776	0.29	21.72
6303 Ivy Lane	1980	112,047	85.6	1,845	0.30	19.24
6305 Ivy Lane	1982	112,022	76.4	1,712	0.28	20.00
6404 Ivy Lane	1987	165,234	66.3	1,554	0.26	14.19
6406 Ivy Lane	1991	163,857	0.0	0	0.00	0.00
6411 Ivy Lane	1984	138,405	87.9	2,897	0.48	23.81

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)

Lanham
4200 Parliament Place	1989	122,000	93.7	2,739	0.45	23.96

Total Maryland Office		964,258	67.2	13,433	2.21	20.72

TOTAL OFFICE PROPERTIES		25,580,360	87.9	547,148	89.96	24.33

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Property Listing Office/Flex Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)
BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	100.0	555	0.09	8.60
5 Terri Lane	1992	74,555	100.0	482	0.08	6.47
Moorestown
2 Commerce Drive	1986	49,000	85.4	267	0.04	6.38
101 Commerce Drive	1988	64,700	100.0	275	0.05	4.25
102 Commerce Drive	1987	38,400	87.5	224	0.04	6.67
201 Commerce Drive	1986	38,400	100.0	212	0.03	5.52
202 Commerce Drive	1988	51,200	82.8	228	0.04	5.38
1 Executive Drive	1989	20,570	81.1	160	0.03	9.59
2 Executive Drive	1988	60,800	90.3	445	0.07	8.11
101 Executive Drive	1990	29,355	99.7	306	0.05	10.46
102 Executive Drive	1990	64,000	100.0	474	0.08	7.41
225 Executive Drive	1990	50,600	79.1	198	0.03	4.95
97 Foster Road	1982	43,200	100.0	154	0.03	3.56
1507 Lancer Drive	1995	32,700	100.0	134	0.02	4.10
1245 North Church Street	1998	52,810	100.0	276	0.05	5.23
1247 North Church Street	1998	52,790	58.1	203	0.03	6.62
1256 North Church Street	1984	63,495	100.0	448	0.07	7.06
840 North Lenola Road	1995	38,300	100.0	370	0.06	9.66
844 North Lenola Road	1995	28,670	100.0	182	0.03	6.35
915 North Lenola Road	1998	52,488	100.0	296	0.05	5.64
2 Twosome Drive	2000	48,600	100.0	450	0.07	9.26
30 Twosome Drive	1997	39,675	89.9	282	0.05	7.91
31 Twosome Drive	1998	84,200	100.0	483	0.08	5.74
40 Twosome Drive	1996	40,265	100.0	305	0.05	7.57
41 Twosome Drive	1998	43,050	77.7	194	0.03	5.80
50 Twosome Drive	1997	34,075	100.0	257	0.04	7.54

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	120	0.02	5.56

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	192	0.03	14.46
200 Horizon Drive	1991	45,770	100.0	581	0.10	12.69
300 Horizon Drive	1989	69,780	58.5	987	0.16	24.18
500 Horizon Drive	1990	41,205	88.7	492	0.08	13.46

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	655	0.11	18.71
1340 Campus Parkway	1992	72,502	100.0	895	0.15	12.34
1345 Campus Parkway	1995	76,300	85.4	864	0.14	13.26
1433 Highway 34	1985	69,020	82.7	530	0.09	9.29
1320 Wyckoff Avenue	1986	20,336	100.0	222	0.04	10.92
1324 Wyckoff Avenue	1987	21,168	81.5	184	0.03	10.67

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)
PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	46.2	319	0.05	17.72
2 Center Court	1998	30,600	62.8	360	0.06	18.73
11 Commerce Way	1989	47,025	100.0	600	0.10	12.76
20 Commerce Way	1992	42,540	70.8	328	0.05	10.89
29 Commerce Way	1990	48,930	100.0	682	0.11	13.94
40 Commerce Way	1987	50,576	43.5	328	0.05	14.91
45 Commerce Way	1992	51,207	96.4	473	0.08	9.58
60 Commerce Way	1988	50,333	100.0	603	0.10	11.98
80 Commerce Way	1996	22,500	100.0	264	0.04	11.73
100 Commerce Way	1996	24,600	66.9	289	0.05	17.56
120 Commerce Way	1994	9,024	100.0	119	0.02	13.19
140 Commerce Way	1994	26,881	88.8	356	0.06	14.91

Total New Jersey Office/Flex		2,189,531	89.8	18,303	3.01	9.31

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	72.8	367	0.06	15.85
75 Clearbrook Road	1990	32,720	100.0	449	0.07	13.72
125 Clearbrook Road	2002	33,000	100.0	711	0.12	21.55
150 Clearbrook Road	1975	74,900	100.0	925	0.15	12.35
175 Clearbrook Road	1973	98,900	100.0	1,444	0.24	14.60
200 Clearbrook Road	1974	94,000	98.8	1,125	0.18	12.11
250 Clearbrook Road	1973	155,000	97.3	1,491	0.25	9.89
50 Executive Boulevard	1969	45,200	88.3	466	0.08	11.68
77 Executive Boulevard	1977	13,000	100.0	250	0.04	19.23
85 Executive Boulevard	1968	31,000	99.4	577	0.09	18.73
300 Executive Boulevard	1970	60,000	100.0	547	0.09	9.12
350 Executive Boulevard	1970	15,400	98.8	233	0.04	15.31
399 Executive Boulevard	1962	80,000	100.0	1,038	0.17	12.98
400 Executive Boulevard	1970	42,200	60.9	494	0.08	19.22
500 Executive Boulevard	1970	41,600	100.0	722	0.12	17.36
525 Executive Boulevard	1972	61,700	100.0	1,059	0.17	17.16
1 Westchester Plaza	1967	25,000	100.0	324	0.05	12.96
2 Westchester Plaza	1968	25,000	100.0	542	0.09	21.68
3 Westchester Plaza	1969	93,500	99.4	1,017	0.17	10.94
4 Westchester Plaza	1969	44,700	100.0	479	0.08	10.72
5 Westchester Plaza	1969	20,000	100.0	299	0.05	14.95
6 Westchester Plaza	1968	20,000	100.0	313	0.05	15.65
7 Westchester Plaza	1972	46,200	100.0	625	0.10	13.53
8 Westchester Plaza	1971	67,200	98.8	1,029	0.17	15.50
Hawthorne
200 Saw Mill River Road	1965	51,100	92.0	605	0.10	12.87
4 Skyline Drive	1987	80,600	100.0	1,309	0.22	16.24
5 Skyline Drive	1980	124,022	99.3	1,651	0.27	13.41
6 Skyline Drive	1980	44,155	100.0	119	0.02	2.70
8 Skyline Drive	1985	50,000	92.7	911	0.15	19.65
10 Skyline Drive	1985	20,000	84.4	338	0.06	20.02

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)
11 Skyline Drive (e)	1989	45,000	100.0	821	0.13	18.24
12 Skyline Drive (e)	1999	46,850	100.0	596	0.10	12.72
15 Skyline Drive (e)	1989	55,000	100.0	1,200	0.20	21.82
Yonkers
100 Corporate Boulevard	1987	78,000	98.3	1,526	0.25	19.90
200 Corporate Boulevard South	1990	84,000	99.8	1,566	0.26	18.68
4 Executive Plaza	1986	80,000	100.0	1,388	0.23	17.35
6 Executive Plaza	1987	80,000	99.2	1,526	0.25	19.23
1 Odell Plaza	1980	106,000	99.9	1,314	0.22	12.41
3 Odell Plaza	1984	71,065	100.0	1,596	0.26	22.46
5 Odell Plaza	1983	38,400	99.6	576	0.09	15.06
7 Odell Plaza	1984	42,600	99.6	766	0.13	18.05

Total New York Office/Flex		2,348,812	97.8	34,334	5.65	14.95

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,363	0.22	15.49
500 West Avenue	1988	25,000	100.0	438	0.07	17.52
550 West Avenue	1990	54,000	100.0	897	0.15	16.61
600 West Avenue	1999	66,000	100.0	445	0.07	6.74
650 West Avenue	1998	40,000	100.0	686	0.11	17.15

Total Connecticut Office/Flex		273,000	100.0	3,829	0.62	14.03

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	94.3	56,466	9.28	12.45

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Property Listing Industrial/Warehouse, Retail and Land Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane (e)	1957	6,600	100.0	96	0.02	14.55
2 Warehouse Lane (e)	1957	10,900	100.0	172	0.03	15.78
3 Warehouse Lane (e)	1957	77,200	100.0	363	0.06	4.70
4 Warehouse Lane (e)	1957	195,500	96.7	1,677	0.28	8.87
5 Warehouse Lane (e)	1957	75,100	97.1	956	0.16	13.11
6 Warehouse Lane (e)	1982	22,100	100.0	538	0.09	24.34

Total Industrial/Warehouse Properties		387,400	97.8	3,802	0.64	10.04

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	179	0.03	19.25
Yonkers
2 Executive Boulevard	1986	8,000	100.0	19	0.00	2.38

Total Retail Properties		17,300	100.0	198	0.03	11.45

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	--	--	--	198	0.03	--
Yonkers
1 Enterprise Boulevard	--	--	--	185	0.03	--

Total New York Land Leases		--	--	383	0.06	--

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
Capital Office Park Parcel A	--	--	--	153	0.03	--

Total Maryland Land Leases		--	--	153	0.03	--

Total Land Leases		--	--	536	0.09	--

TOTAL PROPERTIES		30,796,403	89.0	608,150	100.00	22.18

(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring September 30, 2010 aggregating 105,001 square feet (representing 0.3 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)
Total base rent for the 12 months ended September 30, 2010, determined in accordance with generally accepted accounting principles (“GAAP”).  Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)	Excludes space leased by the Company.
(d)	Base rent for the 12 months ended September 30, 2010, divided by net rentable square feet leased at September 30, 2010.
(e)	This property is located on land leased by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Properties as of September 30, 2010, based upon annualized base rents:
	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
National Union Fire Insurance Company of Pittsburgh, PA	3	12,504,018	1.9	472,651	1.7	(b)
DB Services New Jersey, Inc.	2	10,905,426	1.8	402,068	1.5	2017
Wyndham Worldwide Operations	2	9,258,626	1.5	395,392	1.5	(c)
New Cingular Wireless PCS, LLC	3	9,032,132	1.5	405,530	1.5	(d)
United States of America-GSA	11	8,916,704	1.4	287,279	1.1	(e)
Keystone Mercy Health Plan	2	8,867,108	1.4	303,149	1.1	2020
Prentice-Hall, Inc.	1	8,643,699	1.4	474,801	1.8	2014
Forest Research Institute, Inc.	1	8,271,398	1.4	215,659	0.8	2017
AT&T Corp.	2	7,934,132	1.3	395,528	1.5	(f)
ICAP Securities USA, LLC	1	6,304,775	1.0	159,834	0.6	2017
Toys 'R' Us – NJ, Inc.	1	6,152,682	1.0	242,518	0.9	2012
Daiichi Sankyo, Inc.	2	5,921,268	1.0	180,807	0.7	(g)
TD Ameritrade Online Holdings	1	5,895,104	1.0	184,222	0.7	2020
Credit Suisse (USA), Inc.	1	5,212,307	0.9	153,464	0.6	(h)
Merrill Lynch Pierce Fenner	1	5,001,213	0.8	294,189	1.1	2017
Montefiore Medical Center	5	4,901,818	0.8	222,670	0.8	(i)
IBM Corporation	2	4,804,821	0.8	292,304	1.1	(j)
National Financial Services	1	4,798,621	0.8	112,964	0.4	2012
Allstate Insurance Company	8	4,701,341	0.8	221,156	0.8	(k)
KPMG, LLP	3	4,518,616	0.7	176,659	0.7	(l)
J.H. Cohn, LLP	1	4,172,832	0.7	154,035	0.6	2020
Vonage America, Inc.	1	4,091,500	0.7	350,000	1.3	2017
Morgan Stanley Smith Barney	4	4,054,714	0.7	142,530	0.5	(m)
Bank Of Tokyo-Mitsubishi, Ltd.	1	3,872,785	0.6	137,076	0.5	2019
Lehman Brothers Holdings, Inc.	1	3,711,906	0.6	137,800	0.5	(n)
Arch Insurance Company	1	3,685,118	0.6	106,815	0.4	2024
Morgan Stanley & Co., Inc.	1	3,674,040	0.6	306,170	1.1	2013
American Institute of Certified Public Accountants	1	3,455,040	0.6	142,953	0.5	2012
Oppenheimer & Co., Inc.	1	3,269,465	0.5	118,871	0.4	(o)
E*Trade Financial Corporation	1	3,124,160	0.5	106,573	0.4	2022
Dow Jones & Company, Inc.	1	3,057,773	0.5	92,312	0.3	2012
Shaw Facilities, Inc.	3	3,001,530	0.5	141,172	0.5	(p)
SunAmerica Asset Management	1	2,958,893	0.5	69,621	0.3	2018
United States Life Insurance Co.	1	2,880,000	0.5	180,000	0.7	2013
Tullett Prebon Holdings Corp.	1	2,863,412	0.5	113,041	0.4	(q)
HQ Global Workplaces, LLC	7	2,831,482	0.5	133,209	0.5	(r)
High Point Safety & Insurance	2	2,803,038	0.5	116,889	0.4	2020
Paychex North America, Inc.	4	2,687,281	0.4	122,674	0.5	(s)
Natixis North America, Inc.	1	2,603,297	0.4	89,907	0.3	2021
Connell Foley, LLP	2	2,572,383	0.4	97,822	0.4	2015
Regus Business Centre Corp.	2	2,568,079	0.4	79,805	0.3	2011
AAA Mid-Atlantic, Inc.	2	2,535,780	0.4	129,784	0.5	(t)
New Jersey Turnpike Authority	1	2,530,631	0.4	100,223	0.4	2017
Tradeweb Markets, LLC	1	2,490,140	0.4	64,976	0.2	2017
Movado Group, Inc	1	2,449,828	0.4	90,050	0.3	2013
Lowenstein Sandler, P.C.	1	2,442,255	0.4	98,677	0.4	2017
Savvis Communications Corporation	1	2,430,116	0.4	71,474	0.3	2015
Sony Music Entertainment	1	2,359,986	0.4	97,653	0.4	2014
Rothstein, Kass & Company, P.C.	1	2,216,300	0.4	88,652	0.3	2017
Norris McLaughlin & Marcus, PA	1	2,216,282	0.4	86,913	0.3	2017

Total		232,155,855	38.0	9,360,521	34.8
See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Significant Tenants

(Continued)

(a)
Annualized base rental revenue is based on actual September 2010 billings times 12.  For leases whose rent commences after October 1, 2010, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	69,944 square feet expire in 2012; 14,056 square feet expire in 2013; 271,533 square feet expire in 2018; 117,118 square feet expire 2019.
(c)	145,983 square feet expire in 2011; 249,409 square feet expire in 2024.
(d)	333,145 square feet expire in 2013; 72,385 square feet expire in 2014.
(e)
6,875 square feet expire in 2010; 9,901 square feet expire in 2011; 11,216 square feet expire in 2012; 65,438 square feet expire in 2013; 4,879 square feet expire in 2014; 180,729 square feet expire in 2015; 8,241 square feet expire in 2017.

(f)	120,528 square feet expire in 2011; 275,000 square feet expire in 2014.
(g)	8,907 square feet expire in 2013; 171,900 square feet expire in 2022.
(h)	71,511 square feet expire in 2011; 81,953 square feet expire in 2012.
(i)
5,850 square feet expire in 2014; 7,200 square feet expire in 2016; 30,872 square feet expire in 2017; 36,385 square feet expire in 2018; 133,763 square feet expire in 2019; 8,600 square feet expire in 2020.

(j)	248,399 square feet expire in 2012; 43,905 square feet expire in 2013.
(k)
10,234 square feet expire in 2010; 60,699 square feet expire in 2011; 29,005 square feet expire in 2013; 4,456 square feet expire in 2014; 5,348 square feet expire in 2015; 4,014 square feet expire in 2016; 53,983 square feet expire in 2017; 53,417 square feet expire in 2018.

(l)	77,381 square feet expire in 2012; 53,409 square feet expire in 2019; 45,869 square feet expire in 2020.
(m)	26,834 square feet expire in 2014; 29,654 square feet expire in 2015; 63,260 square feet expire in 2016; 22,782 square feet expire in 2018.
(n)	63,686 square feet expire in 2010; 74,114 square feet expire in 2012.
(o)	104,008 square feet expire in 2013; 14,863 square feet expire in 2017.
(p)	39,060 square feet expire in 2013; 102,112 square feet expire in 2015.
(q)	12,282 square feet expire in 2011; 100,759 square feet expire in 2023.
(r)
22,064 square feet expire in 2013; 22,279 square feet expire in 2015; 33,649 square feet expire in 2018; 19,485 square feet expire in 2019; 21,008 square feet expire in 2020; 14,724 square feet expire in 2021.

(s)	50,478 square feet expire in 2010; 30,156 square feet expire in 2013; 42,040 square feet expire in 2021.
(t)	9,784 square feet expire in 2017; 120,000 square feet expire in 2022.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Schedule of Lease Expirations

All Consolidated Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning October 1, 2010, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2010 through 2012 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2010 (c)
Northern NJ	23	245,698	0.8	5,801,813	23.61	1.0
Central NJ	17	69,369	0.3	1,254,336	18.08	0.2
Westchester Co., NY	21	58,194	0.2	1,254,130	21.55	0.2
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	3	17,211	0.1	430,439	25.01	0.1
Fairfield, CT	-	-	-	-	-	-
Washington, DC/MD	7	42,117	0.2	1,437,378	34.13	0.2
Rockland Co., NY	2	3,873	(d)	83,621	21.59	(d)
TOTAL – 2010	73	436,462	1.6	10,261,717	23.51	1.7

2011
Northern NJ	106	886,732	3.3	21,854,631	24.65	3.5
Central NJ	64	545,565	2.0	13,959,828	25.59	2.3
Westchester Co., NY	105	476,880	1.8	10,225,347	21.44	1.7
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	70	555,104	2.1	9,295,771	16.75	1.5
Fairfield, CT	15	85,577	0.3	2,318,627	27.09	0.4
Washington, DC/MD	14	75,920	0.3	2,198,884	28.96	0.4
Rockland Co., NY	5	7,384	(d)	191,414	25.92	(d)
TOTAL – 2011	379	2,633,162	9.8	60,044,502	22.80	9.8

2012
Northern NJ	123	1,571,300	5.9	43,283,552	27.55	7.1
Central NJ	48	426,315	1.6	9,757,235	22.89	1.6
Westchester Co., NY	91	463,501	1.7	9,845,532	21.24	1.6
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	65	450,748	1.7	6,382,131	14.16	1.1
Fairfield, CT	7	24,668	0.1	665,998	27.00	0.1
Washington, DC/MD	21	88,193	0.3	2,399,631	27.21	0.4
Rockland Co., NY	3	9,329	(d)	245,878	26.36	(d)
TOTAL – 2012	358	3,034,054	11.3	72,579,957	23.92	11.9

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)		Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2013	365	3,669,042	13.6		77,716,811	21.18	12.7

2014	294	2,978,310	11.1		64,692,626	21.72	10.6

2015	264	3,190,798	11.9		69,391,327	21.75	11.4

2016	173	1,922,137	7.1		42,270,195	21.99	6.9

2017	129	2,840,663	10.6		67,776,926	23.86	11.1

2018	83	1,558,143	5.8		36,265,445	23.27	5.9

2019	55	1,094,330	4.1		24,007,402	21.94	3.9

2020	49	1,076,943	4.0		23,545,749	21.86	3.9

2021 and thereafter	70	2,471,063	9.1		62,407,948	25.26	10.2
Total/
Weighted Average	2,292	26,905,107	(c) (e)	100.0	610,960,605	22.71	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual September 2010 billings times 12.  For leases whose rent commences after October 1, 2010, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring September 30, 2010 aggregating 105,001 square feet and representing annualized rent of $2,727,848 for which no new leases were signed.
(d)	Represents less than .05%
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	26,905,107
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	513,515
Square footage unleased	3,377,781
Total net rentable square footage (does not include land leases)	30,796,403

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning October 1, 2010, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2010 through 2012 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2010 (c)
Northern NJ	20	220,597	0.9	5,494,861	24.91	0.9
Central NJ	13	52,800	0.2	1,080,894	20.47	0.2
Westchester Co., NY	14	40,491	0.2	995,641	24.59	0.2
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	3	17,211	0.1	430,439	25.01	0.1
Fairfield Co., CT	-	-	-	-	-	-
Washington, DC/MD	7	42,117	0.2	1,437,378	34.13	0.3
Rockland Co., NY	2	3,873	(d)	83,621	21.59	(d)
TOTAL – 2010	59	377,089	1.6	9,522,834	25.25	1.7

2011
Northern NJ	102	857,158	3.9	21,434,133	25.01	4.0
Central NJ	57	521,417	2.4	13,610,689	26.10	2.5
Westchester Co., NY	62	224,893	1.0	6,415,290	28.53	1.2
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	51	313,936	1.4	7,684,954	24.48	1.4
Fairfield Co., CT	14	78,577	0.4	2,255,627	28.71	0.4
Washington, DC/MD	14	75,920	0.4	2,198,884	28.96	0.4
Rockland Co., NY	5	7,384	(d)	191,414	25.92	(d)
TOTAL – 2011	305	2,079,285	9.5	53,790,991	25.87	9.9

2012
Northern NJ	111	1,485,021	6.8	41,996,345	28.28	7.8
Central NJ	42	378,907	1.7	9,183,122	24.24	1.7
Westchester Co., NY	54	213,568	1.0	5,624,807	26.34	1.0
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	39	179,863	0.8	4,274,786	23.77	0.8
Fairfield Co., CT	7	24,668	0.1	665,998	27.00	0.1
Washington, DC/MD	21	88,193	0.4	2,399,631	27.21	0.4
Rockland Co., NY	3	9,329	(d)	245,878	26.36	(d)
TOTAL – 2012	277	2,379,549	10.8	64,390,567	27.06	11.8

2013	275	2,725,232	12.4	64,263,721	23.58	11.8

2014	236	2,383,755	10.8	57,600,746	24.16	10.6

2015	221	2,808,363	12.8	64,678,557	23.03	11.8

2016	145	1,581,933	7.2	37,093,160	23.45	6.8

2017	104	2,583,017	11.8	64,108,773	24.82	11.7

2018	56	1,106,049	5.0	30,184,848	27.29	5.5

2019	39	742,331	3.4	18,927,150	25.50	3.5

2020	38	903,395	4.1	21,455,604	23.75	3.9

2021 and thereafter	60	2,320,823	10.6	60,098,186	25.90	11.0
Totals/Weighted Average	1,815	21,990,821 (c)	100.0	546,115,137	24.83	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual September 2010 billings times 12.  For leases whose rent commences after October 1, 2010, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring September 30, 2010 aggregating 89,329 square feet and representing annualized rent of $2,515,516 for which no new leases were signed.
(d)	Represents 0.05% or less.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning October 1, 2010, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2010 through 2012 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2010 (c)
Northern NJ	3	25,101	0.5	306,952	12.23	0.5
Central NJ	4	16,569	0.4	173,442	10.47	0.3
Westchester Co., NY	6	12,753	0.3	169,389	13.28	0.3
Sub. Philadelphia	-	-	-	-	-	-
Fairfield Co., CT	-	-	-	-	-	-
TOTAL – 2010	13	54,423	1.2	649,783	11.94	1.1

2011
Northern NJ	4	29,574	0.7	420,498	14.22	0.7
Central NJ	7	24,148	0.5	349,139	14.46	0.6
Westchester Co., NY	42	240,187	5.3	3,680,257	15.32	6.1
Sub. Philadelphia	19	241,168	5.3	1,610,817	6.68	2.7
Fairfield Co., CT	1	7,000	0.2	63,000	9.00	0.1
TOTAL – 2011	73	542,077	12.0	6,123,711	11.30	10.2

2012
Northern NJ	12	86,279	1.9	1,287,207	14.92	2.1
Central NJ	6	47,408	1.0	574,113	12.11	1.0
Westchester Co., NY	36	243,295	5.4	4,147,707	17.05	6.9
Sub. Philadelphia	26	270,885	6.0	2,107,345	7.78	3.5
Fairfield Co., CT	-	-	-	-	-	-
TOTAL – 2012	80	647,867	14.3	8,116,372	12.53	13.5

2013	79	789,505	17.5	12,036,802	15.25	20.0

2014	54	554,710	12.3	6,277,562	11.32	10.4

2015	42	354,435	7.8	4,376,770	12.35	7.3

2016	27	332,604	7.4	5,078,235	15.27	8.4

2017	25	257,646	5.7	3,668,153	14.24	6.1

2018	26	317,012	7.0	4,650,597	14.67	7.7

2019	16	351,999	7.8	5,080,252	14.43	8.4

2020	11	173,548	3.8	2,090,145	12.04	3.5

2021 and thereafter	9	142,240	3.2	2,037,762	14.33	3.4
Totals/Weighted
Average	455	4,518,066	(c) 100.0	60,186,144	13.32	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual September 2010 billings times 12.  For leases whose rent commences after October 1, 2010, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(c)	Includes leases expiring September 30, 2010 aggregating 10,722 square feet and representing annualized rent of $123,231 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning October 1, 2010, assuming that none of the tenants exercise renewal or termination options.  All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2010 (c)	1	4,950	1.3	89,100	18.00	2.0

2011	1	11,800	3.1	129,800	11.00	3.1

2012	1	6,638	1.8	73,018	11.00	1.7

2013	11	154,305	40.7	1,416,288	9.18	33.6

2014	3	30,545	8.1	639,318	20.93	15.2

2015	1	28,000	7.4	336,000	12.00	8.0

2016	1	7,600	2.0	98,800	13.00	2.4

2018	1	135,082	35.6	1,430,000	10.59	34.0
Totals/Weighted
Average	20	378,920	(c) 100.0	4,212,324	11.12	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual September 2010 billings times 12.  For leases whose rent commences after October 1, 2010, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

(c)	Includes a lease expiring September 30, 2010 aggregating 4,950 square feet and representing annualized rent of $89,100 for which no new leases were signed.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning October 1, 2010, assuming that none of the tenants exercise renewal or termination options.  All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2014	1	9,300	53.8	175,000	18.82	39.1

2021 and beyond	1	8,000	46.2	272,000	34.00	60.9
Totals/Weighted
Average	2	17,300	100.0	447,000	25.84	100.0

(a)	Includes stand-alone retail property tenants only.
(b)
Annualized base rental revenue is based on actual September 2010 billings times 12.  For leases whose rent commences after October 1, 2010 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2010